Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Large Cap Value Fund
--------------------------------------------------------------------------------

Effective February 5, 2007, the following information supplements the disclosure in the "Management of the Funds" section of the Fund's Statement of Additional Information:

Effective February 5, 2007, the Board of Directors for the Fund has terminated the prior Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), the Fund's advisor, and replaced it with an interim Investment Management Agreement (the "Interim Agreement") with DeIM. The terms of the Interim Agreement are identical to the terms of the prior agreement, except for the period of effectiveness. The Interim Agreement will remain effective for up to 150 days and a new Investment Management Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the second quarter of 2007.

Subadvisor to DWS Large Cap Value Fund

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), an investment advisor registered with the US Securities and Exchange Commission, will become subadvisor to the Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will render investment advisory and management services to the Fund pursuant to the terms of an interim Sub-Advisory Agreement (the "Interim Sub-Advisory Agreement") between DeAMi and DeIM. DeAMi is an affiliate of DeIM and a subsidiary of Deutsche Bank AG. Under the terms of the Interim Sub-Advisory Agreement, DeAMi will manage the investment and reinvestment of the Fund's portfolio and will provide such investment advice, research and assistance as DeIM may, from time to time, reasonably request. The Interim Sub-Advisory Agreement will remain effective for up to 150 days and a new Sub-Advisory Agreement will be submitted for approval by shareholders at a shareholder meeting to be held in the second quarter of 2007.

DeIM will pay a fee to DeAMi for serving as subadvisor to the Fund at the annual rates shown below:

Average Daily Net Assets                                      Fee Rate
------------------------                                      --------

First $1.5 billion                                            0.2025%
Next $500 million                                             0.1900%
Next $1 billion                                               0.1775%
Next $1 billion                                               0.1650%
Next $1 billion                                               0.1525%
Thereafter                                                    0.1400%


The Interim Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Interim Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.



               Please Retain this Supplement for Future Reference


January 23, 2007